EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that to the best of his knowledge (1) this Quarterly Report of Corporate Capital Trust, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2018 and December 31, 2017 and its results of operations for the period ended September 30, 2018.

Date: November 7, 2018	/s/ Todd C. Builione
Todd C. Builione
President
(Principal Executive Officer)

Date: November 7, 2018	/s/ Thomas Murphy
Thomas Murphy
Chief Financial Officer
(Principal Financial and Accounting Officer)